Supplement dated May 2, 2018

to the current Prospectuses, as amended, for

NYLIAC Single Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

New York Life Lifetime Wealth Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the current prospectuses, as amended (the “Prospectuses”) for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to describe changes that took effect on May 1, 2018. Keeping this purpose in mind, please note the following:

Share Class Substitution

On May 1, 2018, New York Life Insurance and Annuity Corporation substituted shares of BlackRock® Global Allocation V.I. Fund—Class III (the “Prior Fund”) with shares of BlackRock® Global Allocation V.I. Fund—Class I (the “Replacement Fund”). Your allocation in the Prior Fund has been redeemed to purchase accumulation units in the Replacement Fund. All policyowners affected by the substitution will receive a written confirmation of the transactions. All expenses incurred in connection with the substitutions will be paid by NYLIAC or an affiliate. You will not incur any fees or charges or any tax liability because of the substitution. Neither your Cash Value nor your Life Insurance Benefit will change as a result of the substitution. As of May 1, 2018, no new premium payment allocations of transfers will be accepted into the Prior Fund.

Name Change of Eligible Portfolios

Effective May 1, 2018. All references in the Prospectuses to:

•	MainStay VP Common Stock Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Common Stock Portfolio – Initial Class;

•	MainStay VP Convertible Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Convertible Portfolio – Initial Class;

•	MainStay VP Cornerstone Growth Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Growth Portfolio – Initial Class;

•	MainStay VP Government Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Government Portfolio – Initial Class;

•	MainStay VP High Yield Corporate Bond Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay High Yield Corporate Bond Portfolio – Initial Class;

•	MainStay VP International Equity Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay International Equity Portfolio – Initial Class;

•	MainStay VP Mid Cap Core Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Mid Cap Core Portfolio – Initial Class;

•	MainStay VP S&P 500 Index Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay S&P 500 Index Portfolio – Initial Class;

•	MainStay VP Small Cap Core Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Small Cap Core Portfolio – Initial Class; and

•	MainStay VP Unconstrained Bond Portfolio – Initial Class will be deleted and replaced with MainStay VP MacKay Unconstrained Bond Portfolio – Initial Class.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010